UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

Southside Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to the Definitive Proxy Statement of Southside Bancshares, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2017 (the “2017 Proxy Statement”) is being filed to amend and correct the form of proxy card which was filed as part of the 2017 Proxy Statement. The form of proxy card as originally filed contained an error in the voting options for Proposal No. 2, and the form of proxy card in this Amendment No. 1 corrects the error.

No changes have been made to the body of the 2017 Proxy Statement itself, and the form of proxy card that is being mailed to the Company’s shareholders is the correct version. This Amendment No. 1 applies only to the version of the form of proxy card originally filed with the SEC on March 22, 2017.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals - The Board of Directors recommends a vote FOR the listed nominees, FOR Proposals 2, 4 and 5, and for “1 Year” on Proposal 3.

1.	Election of Directors

		For	Withhold			For	Withhold
01 -	Lawrence Anderson, M.D.	☐	☐	02 -	Michael Bosworth	☐	☐

03 -	Melvin B. Lovelady, CPA	☐	☐	04 -	Tony Morgan, CPA	☐	☐

05 -	John Sammons	☐	☐	06 -	William Sheehy	☐	☐

07 -	Preston L. Smith	☐	☐

		For	Against	Abstain
2.	Approve a non-binding advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐

	3 Yrs.	2 Yrs.	1 Yr.	Abstain
3.
To approve a non-binding advisory vote on the frequency at which the Company should include an advisory vote on the compensation of the Company's named executive officers in its proxy statement for shareholder consideration.
	☐	☐	☐	☐

		For	Against	Abstain
4.	Approve Southside Bancshares, Inc. 2017 Incentive Plan.	☐	☐	☐

		For	Against	Abstain
5.	Ratify the appointment by our Audit Committee of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the year ended December 31, 2017.	☐	☐	☐

B	Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Note: Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.		Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.
/	/

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Southside Bancshares, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The Annual Meeting will be held at Willow Brook Country Club, 3205 West Erwin Street, Tyler, Texas, on Wednesday, May 10, 2017, 11:30 a.m., local time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 10, 2017. The Company's Proxy Statement and Annual Report are available at https://www.southside.com/about/investor-relations/proxy-materials.

S. Elaine Anderson, Herbert C. Buie, Alton Cade, Patricia A. Callan, John R. (Bob) Garrett, Joe Norton and Donald W. Thedford or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Southside Bancshares, Inc. to be held on May 10, 2017 or at any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments.

If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment hereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

(Continued and to be voted on reverse side.)